SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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infoUSA Inc.
(Name of Registrant as Specified In Its Charter)

Dolphin Limited Partnership I, L.P.
Dolphin Financial Partners, L.L.C.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Materials posted by Dolphin on www.iusa accountability.com

IUSA “Related Party” and Payments to Third Parties for Assets Used by Mr. Vinod Gupta and His Affiliates*
1998-2005

Payments that Appear to be Reflected in IUSA Proxy Statements [1]	1998 [2]	1999	2000	2001 [5]	2002	2003 [8]	2004 [9]	2005 [11]	Total
Annapurna - Aircraft Usage (Business Purpose Identified)		$1,419,177	$1,233,214	$179,736	$617,535	$537,814	$662,093	$218,648	$4,868,217
Annapurna - Aircraft Usage (No Business Purpose Identified) [3]		$303,154	$653,464	$1,743,936	$1,047,110	$586,404	$268,118	$78,352	$4,680,538
Annapurna - American Princess Yacht Usage [7]						$10,431	$283,672		$294,103
Annapurna - Consulting Fees		$1,382,369		$40,000	$68,000				$1,490,369
Annapurna - Loans		$300,000[4]							$300,000
Annapurna - Skybox Usage		$40,000							$40,000
Annapurna - Unspecified Service Charges for Travel Services					$330,000	$360,000	$175,000		$865,000
Annapurna - Use of Residences in California		$32,000	$66,000	$134,000	$134,000	$120,000	$120,000		$606,000
Everest Asset Management - Acquisition Expenses/Advisory Fees					$415,000				$415,000
Everest Investment Management - Sale of InfoSpace (INSP) Stock		$500,000							$500,000
Everest Investment Management - Rented Office Space				$120,000					$120,000
Total	$1,392,000	$3,976,699	$1,952,678	$2,217,672	$2,611,645	$1,614,650	$1,508,883	$297,000	$15,571,227

Payments that Do Not Appear to be Reflected in IUSA Proxy Statements	1998[2]	1999	2000	2001	2002	2003	2004	2005 [11]	Total
Car & Catamaran Lease Payments to Aspen Leasing, Mr. Vinod Gupta’s Affiliate						$40,878	$57,543		$98,421
Consulting Fees to Mr. Vinod Gupta’s Affiliates			$23,000			$33,000	$31,200		$87,200
Gupta Family 1999 Irrevocable Trust - Insurance Payments					$75,696	$75,696	$75,696		$227,088
Rent for Condos in Aspen, CO and Maui, HI		$76,860	$76,860	$75,455	$45,000	$58,000	$48,000	$40,000	$420,175
Vinod Gupta - Reimbursement for Use of Yacht [7]			$36,000	$54,000					$90,000
Annapurna - Unspecified Service Charges for Travel Services								$22,000	$22,000
Total	$-	$76,860	$135,860	$129,455	$120,696	$207,574	$212,439	$62,000	$944,884

Payments to Third Parties for Assets Used by Mr. Vinod Gupta and/or His Affiliates	1998[2]	1999	2000	2001	2002	2003	2004	2005 [11]	Total
Everest Building - Cabling, Interior Decorating, etc				$90,642[6]					$90,642
Condos in Maui, HI, Washington, DC & San Mateo, CA			$15,013			$22,860	$88,264	$72,544	$198,680
American Princess Yacht-Related				$22,875	$88,167	$145,393	$72,225	$238,299	$566,958
Net Jets - Flights (No Business Purpose Identified) [3]								$199,940	$199,940
Total	$-	$-	$15,013	$113,517	$88,167	$168,253	$160,488	$510,783	$1,056,220

Acquisition of Assets	1998[2]	1999	2000	2001	2002	2003	2004	2005 [11]	Total
Payment to Net Jets for interest in Gulfstream IV jet previously owned by Annapurna, Mr. Vinod Gupta’s affiliate								$2,609,475	$2,609,475
Purchase from NetJets of fractional ownership interests in two jets previously owned by Mr. Vinod Gupta’s affiliate							$2,700,000		$2,700,000
Purchase of four luxury cars previously leased through Aspen Leasing Services, Mr. Vinod Gupta’s affiliate								$182,000	$182,000
Acquisition of building (the “Everest Building”) by assumption of mortgage from Everest Investment Management, Mr. Vinod Gupta’s affiliate				$2,800,000					$2,800,000
Purchase of rights to a skybox at the University of Nebraska football stadium from Mr. Vinod Gupta’s affiliate						$617,400			$617,400
Lease for the American Princess Yacht from US Bancorp. Previously leased by Annapurna Corp., Mr. Vinod Gupta’s affiliate.								$2,216,806[10]	$2,216,806
Total	$-	$-	$-	$2,800,000	$-	$617,400	$2,700,000	$5,008,281	$11,125,681

							GRAND TOTAL		$28,698,012

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*  Source: IUSA proxy statements and books and records received from the Company by Dolphin pursuant to its search under Delaware law.
The footnotes on the following page are an integral part of this table.

1.
Dolphin has attempted to match the related party transactions between the Company and Mr. Vinod Gupta and affiliates appearing in the Company’s proxy statements with Company expense records that Dolphin obtained in its books and records search under Delaware law. Dolphin’s analysis suggests that in many cases, the Company has not correctly characterized the transactions in the proxy statements, as can be seen by comparing the amounts identified in the spreadsheet above with the proxy statement disclosures summarized below. Also, in some cases the accounts and amounts of related party transactions are inconsistent in the proxy statements of different years even when purporting to describe transactions in the same year.

Year		Amount	Total Annual Amount
2005	Reimbursement for operating expenses, hourly costs and a proportionate amount of fixed expenses associated with the use of this aircraft	$297,000	$297,000

2004	Aircraft usage	$1.5 million	$1.5 million

2003	Aircraft usage and other travel expenses	$2.2 million	$2.2 million

2002	Aircraft usage and other travel expenses	$2.2 million
	Acquisition-related expenses paid to Everest Asset Management	$415,000	$2.615 million

2001	Usage of the aircraft and other travel and entertainment expenses	$2.1 million
	Costs related to Polk City Directory acquisition	$49,000
	Payment for rented office space to Everest Investment Management	$120,000	$2.269 million

2000	Company-related employee travel expenses	$2.0 million	$2.0 million

1999	Reimbursement of Company related executive travel expenses	$2.2 million
	Acquisition and other related expenses	$1.3 million
	Investment advisory fees to Everest Investment Management	$500,000	$4.0 million

1998	Travel and consulting services and related expenses	$1,392,000	$1,392,000

2.
In response to Dolphin’s books and records request, the Company stated that it could not furnish records of related party transactions prior to July 1998. Accordingly, Dolphin’s data for 1998 is incomplete.

3.
These charges primarily say “business development,” “IUSA,” “Corporate Travel,” or have no stated reason whatsoever. Often, the individual signing the related payment requisition is Mr. Vinod Gupta himself.

4.
Apparently included in $2.2 million of “travel expenses” disclosed in the 2000 IUSA proxy statement. There is no documentation indicating this loan has been repaid by either Annapurna or Mr. Vinod Gupta. Not included in this summary is an additional $2.6 million loan to Mr. Vinod Gupta in 1999, which appears to have been repaid.

5.	Does not include a $1 million investment in Everest[3] Fund. According to the 2004 proxy statement, IUSA liquidated this investment in 2004.

6.
Spent before the Company purchased the Everest Building in October 2001. Does not include $78,627 in similar payments for 2001, which the Company spent after acquiring the building. It is unclear to Dolphin for whose benefit these payments were made.

7.	In the log book for the American Princess Yacht that Dolphin obtained in its books and records search, there is no identification of any business purpose for which the vessel was used.

8.
Dolphin has been unable to identify all $2.2 million in expense payments to Annapurna in 2003 that the Company disclosed in its proxy statements. Dolphin suspects that the Company included in its proxy disclosure the $617,400 paid by the Company to Annapurna in that year for the purchase of the University of Nebraska skybox, which was also separately disclosed. When added to the expense payments that Dolphin has identified for 2003, it sums to approximately $2.2 million.

9.
The February 8, 2005 “Raval Memo” lists $277,899 in payments to Annapurna for usage of the American Princess Yacht and $195,000 in service charges for travel services. These payment totals modestly differ from those that Dolphin was able to identify.

10.	Represents the total amount of payments that are payable over the term of the yacht lease.

11.	Dolphin has included the records for 2005 which it received pursuant to its books and records request, but these records may not be complete.